UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Regal Beloit Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! REGAL BELOIT CORPORATION 2021 Annual Meeting Vote by April 26, 2021 11:59 PM ET REGAL BELOIT CORPORATION 200 STATE STREET BELOIT, WI 53511-6254 D38883-P50754-Z79258 You invested in REGAL BELOIT CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 27, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* April 27, 2021 9:00 A.M. Central Time Regal Beloit Corporation – Packard Learning Center 200 State Street Beloit, Wisconsin 53511 *Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends Election of Directors The election of directors whose terms would expire in 2022. 1a. Jan A. Bertsch 1b. Stephen M. Burt 1c. Anesa T. Chaibi 1d. Christopher L. Doerr 1e. Dean A. Foate 1f. Michael F. Hilton 1g. Louis V. Pinkham 1h. Rakesh Sachdev 1i. Curtis W. Stoelting Advisory vote on the compensation of the company’s named executive officers as disclosed in the company’s proxy statement. To ratify the selection of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending January 1, 2022. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. For For For For For For For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D38884-P50754-Z79258